SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 9, 2005

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

          Connecticut                      1-9583                 06-1185706
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

             113 King Street,
             Armonk, New York                                 10504

(Addresses of principal executive offices)                 (Zip Code)

              Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On March 9, 2005, MBIA Inc. issued a press release announcing that it had received a subpoena from the U.S. Attorney's Office for the Southern District of New York seeking information related to the reinsurance agreements it entered into in connection with the loss it incurred in 1998 on bonds insured by MBIA Insurance Corp. that were issued by Allegheny Health, Education and Research Foundation (AHERF). These matters are currently under investigation by the Securities and Exchange Commission and the New York State Attorney General's Office, with which the Company has been cooperating. The Company also intends to cooperate fully with the U.S. Attorney's Office. MBIA received the Subpoena on March 9, 2005.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release issued by MBIA Inc. dated March 9, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MBIA INC.



                                                    By: /s/ Ram D. Wertheim
                                                    --------------------------
                                                    Ram D. Wertheim
                                                    General Counsel

Date: March 10, 2005


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              Dated March 10, 2005


Exhibit 99.1            Press Release issued by MBIA Inc. dated March 9, 2005.